                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a12

                THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 21, 2002
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Thursday, March 21, 2002 commencing at 3:00 p.m., New York City time. The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect two (2) directors of the Fund.

    The close of business on February 28, 2002 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about March 4, 2002.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 4, 2002
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 21, 2002
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on Thursday, March 21, 2002 (commencing at 3:00 p.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 4, 2002.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 2001 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 28, 2002, there were 10,781,436 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on March 21, 2002.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The only proposal to be submitted at the Meeting by the Fund will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    William W. Priest, Jr. and Martin M. Torino, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2005 Annual Meeting of Shareholders. Messrs. Priest and Torino currently serve as directors of the Fund.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each director named below who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 2002 annual meeting, and the officers of the Fund.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
      NAME, ADDRESS, AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
NON-INTERESTED DIRECTORS:

Enrique R. Arzac ..................  Director      Since 1996; current term ends at  Professor of Finance          8
 c/o CSAM                                          the 2004 annual meeting.          and Economics,
 466 Lexington Avenue                                                                Graduate School of
 New York, NY 10017                                                                  Business, Columbia
 Age: 60                                                                             University
                                                                                     (1971-present).

James J. Cattano ..................  Director      Since 1993; current term ends at  President, Primary            4
 55 Old Field Point Road                           the 2004 annual meeting.          Resource Inc. (an
 Greenwich, CT 06830                                                                 international
 Age: 58                                                                             trading and manu-
                                                                                     facturing company
                                                                                     specializing in the
                                                                                     sale of agricultural
                                                                                     commodities
                                                                                     throughout Latin
                                                                                     American markets)
                                                                                     (10/96-present);

George W. Landau ..................  Director      Since 1993; current term ends at  Senior Advisor,               5
 Two Grove Isle Drive                              the 2003 annual meeting.          Latin America Group,
 Coconut Grove, FL 33133                                                             The Coca- Cola
 Age: 82                                                                             Company (1988-pre-
                                                                                     sent).

Martin M. Torino ..................  Director      Since 1993; current term ends at  Chief Executive               3
 c/o CSAM                                          the 2002 annual meeting.          Officer and Director
 466 Lexington Avenue                                                                of Celsur Logistica
 New York, NY 10017                                                                  S.A. (Logistics)
 Age: 52                                                                             (1/02-present);
                                                                                     Chairman of the
                                                                                     Board of Ingenio y
                                                                                     Refineria San Martin
                                                                                     Del Tabacal S.A. (a
                                                                                     sugar refinery)
                                                                                     (8/96-2000).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
      NAME, ADDRESS, AND AGE             DIRECTOR
-----------------------------------  -----------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac ..................  Director of The
 c/o CSAM                            Adams Express
 466 Lexington Avenue                Company (a
 New York, NY 10017                  closed-end
 Age: 60                             investment
                                     company);
                                     Director of
                                     Petroleum and
                                     Resources
                                     Corporation (a
                                     closed-end
                                     investment
                                     company)
James J. Cattano ..................         --
 55 Old Field Point Road
 Greenwich, CT 06830
 Age: 58
George W. Landau ..................  Director of
 Two Grove Isle Drive                Emigrant Sav-
 Coconut Grove, FL 33133             ings Bank;
 Age: 82                             Director of GAM
                                     Funds, Inc.
Martin M. Torino ..................         --
 c/o CSAM
 466 Lexington Avenue
 New York, NY 10017
 Age: 52

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
      NAME, ADDRESS, AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INTERESTED DIRECTORS
William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Senior Partner of            66
 12 East 49th Street                               2002 annual meeting.              Steinberg Priest
 12th Floor                                                                          Capital Management
 New York, NY 10017                                                                  (3/01-present);
 Age: 60                                                                             Chairman and
                                                                                     Managing Director of
                                                                                     CSAM (5/00-2/01);
                                                                                     Chief Executive
                                                                                     Officer and Managing
                                                                                     Director of CSAM
                                                                                     (11/89-5/00).

Richard W. Watt* ..................  Director,     Since 1995; current term ends at  Managing Director of          5
 c/o CSAM                            President     the 2003 annual meeting.          CSAM (7/96-present).
 466 Lexington Avenue                and Chief
 New York, NY 10017                  Investment
 Age: 43                             Officer


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
      NAME, ADDRESS, AND AGE             DIRECTOR
-----------------------------------  -----------------
INTERESTED DIRECTORS
William W. Priest, Jr.* ...........         --
 12 East 49th Street
 12th Floor
 New York, NY 10017
 Age: 60
Richard W. Watt* ..................         --
 c/o CSAM
 466 Lexington Avenue
 New York, NY 10017
 Age: 43

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
OFFICERS:                               FUNDS                TIME SERVED                 PAST 5 YEARS          DIRECTOR
---------                            ------------  --------------------------------  --------------------  -----------------
Hal Liebes ........................  Senior Vice   Senior Vice President since 1997  Managing Director            --
  c/o CSAM                           President                                       and General Counsel
  466 Lexington Avenue                                                               of CSAM
  New York, NY 10017                                                                 (12/99-present);
  Age: 37                                                                            Director and General
                                                                                     Counsel of CSAM
                                                                                     (3/97-12/99); Vice
                                                                                     President and
                                                                                     Counsel of Lehman
                                                                                     Brothers, Inc.
                                                                                     (6/96-3/97).

Michael A. Pignataro ..............  Chief         Chief Financial Officer and       Director of CSAM             --
  c/o CSAM                           Financial     Secretary since 1993              (1/01-present); Vice
  466 Lexington Avenue               Officer and                                     President of CSAM
  New York, NY 10017                 Secretary                                       (1/95-12/00).
  Age: 42

Rocco Del Guercio .................  Vice Presi-   Vice President since 1997         Vice President of            --
  c/o CSAM                           dent                                            CSAM (1/01-present);
  466 Lexington Avenue                                                               Assistant Vice
  New York, NY 10017                                                                 President of CSAM
  Age: 38                                                                            (1/99-12/00);
                                                                                     Administrative
                                                                                     Officer of CSAM
                                                                                     (6/96-12/98).

Robert M. Rizza ...................  Treasurer     Treasurer since 1999              Assistant Vice               --
  c/o CSAM                                                                           President of CSAM
  466 Lexington Avenue                                                               (1/01-present);
  New York, NY 10017                                                                 Administrative
  Age: 36                                                                            Officer of CSAM
                                                                                     (3/98-12/00); Assis-
                                                                                     tant Treasurer
                                                                                     Bankers Trust Co.
                                                                                     (4/94-3/98).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
OFFICERS:                                DIRECTOR
---------                            -----------------
Hal Liebes ........................         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 37
Michael A. Pignataro ..............         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 42
Rocco Del Guercio .................         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 38
Robert M. Rizza ...................         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 36

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
OFFICERS:                               FUNDS                TIME SERVED                 PAST 5 YEARS          DIRECTOR
---------                            ------------  --------------------------------  --------------------  -----------------
Emily Alejos ......................  Investment    Investment Officer since 1999     Director of CSAM             --
  c/o CSAM                           Officer                                         (1/99-present); Vice
  466 Lexington Avenue                                                               President of CSAM
  New York, NY 10017                                                                 (4/97-1/99); Vice
  Age: 38                                                                            President of Bankers
                                                                                     Trust Co.
                                                                                     (8/93-3/97).

Yaroslaw Aranowicz ................  Investment    Investment Officer since 1999     Vice President of            --
  c/o CSAM                           Officer                                         CSAM (3/98-present);
  466 Lexington Avenue                                                               Director of Research
  New York, NY 10017                                                                 for Europe and the
  Age: 38                                                                            Middle East, Trans-
                                                                                     National Research
                                                                                     Corporation
                                                                                     (12/95-3/98).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
OFFICERS:                                DIRECTOR
---------                            -----------------
Emily Alejos ......................         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 38
Yaroslaw Aranowicz ................         --
  c/o CSAM
  466 Lexington Avenue
  New York, NY 10017
  Age: 38

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies owned by each Director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES   DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                         IN THE FUND*(1)                    COMPANIES*(2)(3)
----------------                ---------------------------------  -----------------------------------
Enrique R. Arzac .............            C                                      E
James J. Cattano .............            B                                      C
George W. Landau .............            B                                      B
William W. Priest, Jr. .......            A                                      A
Martin M. Torino .............            B                                      C
Richard W. Watt ..............            C                                      E

----------------

*   Key to Dollar Ranges

A. None

B.  $1 -- $10,000

C.  $10,001 -- $50,000

D. $50,001 -- $100,000

E.  over $100,000

(1) This information has been furnished by each director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with 16a-1(a)(2) of the 1934 Act.

(2) "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.

(3) Less than 1%.

All shares were valued as of December 31, 2001.

    As of December 31, 2001, none of the non-interested nominees for election to the Board of the Fund, the non-interested directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CSAM.

    During the fiscal year ended November 30, 2001, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended November 30, 2001 to all such unaffiliated directors was $36,500.

Since December 1, 2000, each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended November 30, 2001, the Board convened eight times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee met twice during the fiscal year ended November 30, 2001. Messrs. Arzac, Cattano, Landau and Torino also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended November 30, 2001. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended November 30, 2001. The Audit Committee has also met with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent public accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent public accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the period ended November 30, 2001 and be mailed to Shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

    Enrique R. Arzac
    James J. Cattano
    George W. Landau
    Martin M. Torino

                         INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 13, 2002, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending November 30, 2002. PwC has been the Fund's independent public accountants since the Fund commenced operations in 1993, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PricewaterhouseCoopers LLP billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended November 30, 2001.

                                                  CSAM AND
                                   FUND      CERTAIN AFFILIATES
                                -----------  ------------------
Audit Fees                       $ 45,800        $       0
Financial Information Systems
  Design and Implementation
    Fees                         $      0        $       0
All Other Fees                   $  8,200        $ 437,000

                                  COMPENSATION

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended November 30, 2001. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                              PENSION OR
                                              RETIREMENT                    TOTAL
                                               BENEFITS   ESTIMATED   COMPENSATION FROM
                                              ACCRUED AS    ANNUAL        FUND AND
                                 AGGREGATE     PART OF     BENEFITS     FUND COMPLEX
                                COMPENSATION     FUND        UPON          PAID TO
       NAME OF DIRECTOR          FROM FUND     EXPENSES   RETIREMENT      DIRECTORS
       ----------------         ------------  ----------  ----------  -----------------
Enrique R. Arzac. ............     $9,500           0            0         $85,165
James J. Cattano .............     $9,000           0            0         $32,000
George W. Landau. ............     $9,500           0            0         $37,000
James P. McCaughan* ..........     $    0           0            0         $     0
William W. Priest, Jr. .......     $    0           0            0         $     0
Martin M. Torino. ............     $8,500           0            0         $21,750
Richard W. Watt ..............     $    0           0            0         $     0

----------------
*   Subsequent to November 30, 2001, Mr. McCaughan resigned as a director.

                                 REQUIRED VOTE

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by Proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------  ------------
Lazard Freres & Co. LLC* ...................................        1,623,118          15.0%
  30 Rockefeller Plaza
  New York, NY 10020

--------------

* As stated in Schedule 13G filed with the Securities and Exchange Commission on February 28, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and
Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended
November 30, 2001, all filing requirements applicable to such persons were complied with.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND, C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT www.cefsource.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 4, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2003 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                THE EMERGING MARKETS
                                                 TELECOMMUNICATIONS
                                                     FUND, INC.

                 ---------------------------------------------------------------

                                                   MARCH 21, 2002

3018-PS-02

                              THE EMERGING MARKETS
                          TELECOMMUNICATIONS FUND, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Thursday, March 21, 2002, and at any adjournments thereof.

  SEE REVERSE                                                      SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

/X/  Please mark
     votes as in
     this example

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1.

1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

Nominees:  (1) William W. Priest, Jr. (three year term)       MARK HERE
           (2) Martin M. Torino (three year term)             FOR ADDRESS  / /
                                                              CHANGE AND
                                                              NOTE BELOW

/ / FOR all nominees listed above (except as marked to the contrary above) / / WITHHOLD AUTHORITY to vote for all nominees listed above

(Instruction: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                Please sign exactly as name appears at left.
                                When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature:                              Date:
          -------------------------          --------------

Signature:                              Date:
          -------------------------          --------------